Related Party Transactions	3 Months Ended
Mar. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions

13. Related Party Transactions

As discussed in Note 3, Fair Value Measurements, the Company recorded an earn-out obligation of $3.51 million as of December 31, 2014 related to the SPA (as defined in Note 3). The SPA provided for further consideration to be paid to the Selling Shareholders for each of the years or part years ended December 31, 2011, 2012, 2013 and 2014 based on the achievement of specific financial and sales performance targets, with the measurement of those achievements to be determined based on the financial records of idOnDemand. However, since the idOnDemand product group has been fully integrated into the Company since the acquisition and, as such, it was impractical to derive the discrete financial records of the related product group, the Company decided to engage a third party independent valuation firm to assist in the validation of the Earn-out Consideration liability as of December 31, 2014. The valuation was based on a calculation of the Company’s internal sales performance data as well as consideration of comparable companies’ metrics and data. The Board of Directors of the Company considered this valuation, among other factors, and approved the Earn-out Consideration liability for the period ended December 31, 2014.

As outlined in the SPA, certain of the Selling Shareholders included the Company’s CEO and CFO. The Earn-out Consideration was settled on May 11, 2015 through the issuance of 326,276 shares of the Company’s common stock. The $3.51 million Earn-out Consideration was distributed to the Selling Shareholders in proportion to their former shareholdings, which included 294,750 shares distributed to our CEO and 921 shares distributed to our CFO. Company common shares issued will have a lock-up period of 12 months from date of issue.